NUMBER                          SHARES
                                mrcdrom.com, inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     THIS CERTIFICATE IS TRANSFERRABLE IN                        $0.01 PAR
          DALLAS, TEXAS                                          COMMON STOCK

          This Certifies that
          is the owner of
       FULLY  PAID AND NONASSESSABLE SHARES OF $0.01  PAR  VALUE,
     COMMON STOCK OF  mrcdrom.com, inc.

     therein called the "Corporation" transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of Articles of Incorporation and By Laws of the Corporation and all amendments thereto copies of which are on file at the principal offices of the Corporation and the Transfer Agent, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless counter-signed by the Transfer Agent and registered by the Registrar of the Corporation.
          IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of duly authorized officers and its facsimile seal to be hereunto affixed.

          Dated:
mrcdrom.com, inc.

          ATTEST                                  BY:
      Secretary                        Chairman of the Board


COUNTERSIGNED AND REGISTERED
     Stock Transfer Company
       of America, Inc.            TRANSFER AGENT
     P.O.  Box 796277              AND REGISTRAR
     Dallas, Texas  75379

By                  AUTHORIZED SIGNATURE
                  mrcdrom.com, inc.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written in full according to applicable laws or regulations.

TEN  COM  - as tenants in common          UNIF GIFT MIN ACT - ________ Custodian
__________
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
JT  TEN   -  as  joint  tenants with right of  under  Uniform  Gifts  to  Minors
Act(State)
     survivorship and not as tenants
     in common.
Additional abbreviations may also be used though not in the above list.

For  Value Received ____________________________________________________  hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING NUMBER OF
ASSIGNEE


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


                                    Shares of the par value $0.01, Common  Stock
represented by the
within Certificate and do(es) hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
                         X
                              (SIGNATURE)

                 NOTICE:
          THE SIGNATURE(S) TO THIS ASSIGNMENT
          MUST CORRESPOND WITH THE NAME(S)
          AS WRITTEN UPON THE FACE OF THE
          CERTIFICATE IN EVERY PARTICULAR
          WITHOUT ALTERATION OR ENLARGEMENT
          OR ANY CHANGE WHATEVER.

                         X
                              (SIGNATURE)

                          THE  SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE
 GUARANTOR INSTITUTION" AS
                          DEFINED  IN  RULE 17 AND 15 UNDER THE  SECURITIES  AND
 EXCHANGE ACT OF 1934 AS AMENDED

                         SIGNATURE(S) GUARANTEED BY:



TRANSFER FEE OF $14.00 per new certificate issued.
                $2.00  per certificate cancelled